UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 27, 2016
Date of Report (Date of earliest event reported)

Rovi Corporation
(Exact name of registrant as specified in its charter)

Delaware                                     000-53413                          26-1739297
(State or other jurisdiction of              (Commission                          (I.R.S. employer
incorporation or organization)                       File No.)                          identification number)

Two Circle Star Way
San Carlos, California 94070
(Address of principal executive offices, including zip code)

(408) 562-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.      Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of Rovi Corporation (the “Company” or “Rovi”) was held on April 27, 2016. Set forth below are the proposals voted upon at the Annual Meeting, along with the final number of votes cast for and against, and the number of abstentions and broker non-votes, for each matter voted upon by the Company’s stockholders.
Proposal 1-To elect eight directors to serve until the Company’s 2017 annual meeting of stockholders and until their successors have been duly elected and qualified:

	Final Voting Results
Nominees	For	Withheld
Thomas Carson	69,625,979	1,213,095
Alan L. Earhart	69,711,346	1,127,728
Eddy W. Hartenstein	65,797,061	5,042,013
N. Steven Lucas	69,711,414	1,127,660
James E. Meyer	69,571,180	1,267,894
Ruthann Quindlen	69,576,897	1,262,177
Raghavendra Rau	69,930,357	908,717
Glenn W. Welling	69,837,233	1,001,841
In addition, there were 6,185,296 broker non-votes on Proposal 1. Based on the final voting results reported for Proposal 1, the following nominees were elected as directors at the Annual Meeting, each to serve until the 2017 Annual Meeting of Stockholders and until his or her successor is elected and qualified: Thomas Carson; Alan L. Earhart; Eddy W. Hartenstein; N. Steven Lucas; James E. Meyer; Ruthann Quindlen, Raghavendra Rau, and Glenn W. Welling.
Proposal 2- To approve the Company’s Amended 2008 Equity Incentive Plan, which includes an increase in the available share reserve under the Company’s 2008 Equity Incentive Plan by 6,000,000 shares and certain other changes to the Company’s 2008 Equity Incentive Plan as described in Proposal 2 of the Proxy Statement:

Final Voting Results
For	Against	Abstain
60,118,808	10,384,460	335,806
There were 6,185,296 broker non-votes on Proposal 2.
Proposal 3- To approve the amendment and restatement of the Company’s 2008 Employee Stock Purchase Plan to, among other things, increase the share reserve thereunder by 6,500,000 shares, as described in Proposal 3 of the Proxy Statement.

Final Voting Results
For	Against	Abstain
68,451,846	2,351,316	35,912
There were 6,185,296 broker non-votes on Proposal 3.
Proposal 4-To ratify the selection by the audit committee of the board of directors of Ernst & Young LLP as Rovi’s independent registered public accounting firm for the fiscal year ending December 31, 2016:

Final Voting Results
For	Against	Abstain
76,343,853	660,568	19,949
There were no broker non-votes on Proposal 4.

Proposal 5-To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement:

Final Voting Results
For	Against	Abstain
65,014,383	5,471,326	353,365
There were 6,185,296 broker non-votes on Proposal 5.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rovi Corporation
(Registrant)

Date: April 27, 2016	By:	/s/ Pamela Sergeeff Pamela Sergeeff EVP and General Counsel